                        SECURTIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                               -------------------

                                    Form 8-K

     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934


Date of Report       July 26 2004

                                  EPIXTAR CORP.
               --------------------------------------------------
               (Exact name of Registrant as specified in charter)


Florida                       011-15499                      55-0722193
---------------           ---------------------         -------------------
(State or Other           (Commission File No.)         (IRS Employer
Jurisdiction of                                         Identification No.)
Incorporation)

                              11900 Biscayne Blvd.,
                              Miami, Florida 33181
               ---------------------------------------------------
                    (Address of principal executive officers)

                                  305-503-8600
                              ---------------------
                                   (Telephone)


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ITEM 5   OTHER EVENTS AND FD DISCLOSURE


To avoid protracted litigation and related expenses and diversion, the Company and certain ISP Subsidiaries settled state proceedings and investigations in Florida, Missouri and Kansas. Each was settled without any finding of wrongdoing by the Company or its ISP Subsidiaries. An aggregate of $117,500 is to be paid the states as reimbursement of costs and less than $1800 is to be paid as a refund to certain Missouri customers. The Company has agreed to follow certain procedures relating to compliance with each state's regulations as it applies to the Company and has further agreed not to violate these regulations. As the Company believes it was complying with these rules and following most procedures the Company does not believe compliance is burdensome.


                                    SIGNATURE

         Pursuant to the requirements of the Signature and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   July 30  2004

                                  EPIXTAR CORP.
                                  (Registrant)







                             By:  /s/David Srour
                                  --------------------
                                  David Srour


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